Fifth Third Bank | All Rights Reserved 2Q15 Earnings Presentation July 21, 2015 Refer to earnings release dated July 21, 2015 for further information. Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Cautionary statement
This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,”
“potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q.
When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements
we
may
make.
Moreover,
you
should
treat
these
statements
as
speaking
only
as
of
the
date
they
are
made
and
based
only
on
information then actually known to us. There is a risk that additional information may arise during the company’s close process or as a result of subsequent events that would require the company to make adjustments to the financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other
hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding
and
liquidity
may
limit
Fifth
Third’s
operations
and
potential
growth;
(8)
changes
and
trends
in
capital
markets;
(9)
problems
encountered
by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses
in
which
Fifth
Third,
one
or
more
acquired
entities
and/or
the
combined
company
are
engaged,
including
the
Dodd-Frank
Wall
Street
Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price;
(16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)
difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential
sale
of
businesses
that
could
have
an
adverse
effect
on
Fifth
Third’s
earnings
and
future
growth;
(22)
difficulties
in
separating
the
operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on
other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Fifth Third Bank | All Rights Reserved
2Q15 in review
Balancing current earnings results with prudent decisions to increase long-term shareholder value
($ in millions)
2Q15
Seq.
YOY
Average Balances
Total loans & leases
1
$92,173
$1,665
$1,624
Core deposits
$100,534
$2,340
$7,693
Income Statement Data
Net interest income (taxable equivalent)
$892
5%
(1%)
Provision for loan and lease losses
79
14%
4%
Noninterest income
556
(12%)
(24%)
Noninterest expense
947
3%
(1%)
Net income attributable to Bancorp
$315
(13%)
(28%)
Net income available to common
shareholders
$292
(16%)
(30%)
Financial Ratios
Earnings per share, diluted
0.36
(14%)
(27%)
Net interest margin
2.90%
4bps
(25bps)
Efficiency ratio
65.4%
310bps
720bps
Return on average assets
0.90%
(16bps)
(44bps)
Return on average common equity
8.1%
(160bps)
(380bps)
Return on average tangible common
equity
2
9.7%
(200bps)
(470bps)
Tangible
book
value
per
share
2
$   14.62
(2%)
5%
Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix
Significant pre-tax items in 2Q15 results
(~$0.07 negative after-tax EPS impact):
—
$97MM non-cash impairment charge
related to previously announced changes
in the branch network (see form 8-K dated
June 22, 2015)
—
$14MM positive valuation adjustment on
the Vantiv
warrant
2Q15 core business trends solid despite
continued low interest rate environment
Credit quality continues to improve
—
NCO ratio 37bps of loans as of 2Q15
—
NPAs down $66MM compared with 1Q15;
NPA ratio 67bps
Strong capital ratios; tangible book value per
share
2
up 5% from 2Q14

Avg +28% YoY
30
25
20
15
10
5
0
$23.9
$24.9
$27.6
$29.0
$30.6
$21.8
$22.6
$22.4
$23.2
$27.4
2Q14
3Q14
4Q14
1Q15
2Q15
Average securities
Short-term investments

Avg +2% YoY; EOP +2 YoY

Core +8% YoY; Transaction +8% YoY
100
95
90
85
80
75
70
65
115%
110%
105%
100%
95%
$92.8
$100.5
103%
103%
106%
108%
109%
$89.1
$89.4
$92.4
$94.2
$96.5
2Q14
3Q14
4Q14
1Q15
2Q15
Transaction deposits
Other time deposits
Core deposit to loan ratio

Fifth Third Bank | All Rights Reserved
$90.5
$92.7
$90.5
$90.8
$91.0
$90.5
$92.2
70
75
80
85
90
95
2Q14
3Q14
4Q14
1Q15
2Q15
EOP loans HFI
Avg loans HFI
Balance sheet
Loan balances ($B)
•
Continuing to target prudent risk/reward
profile in lending
•
Average commercial loans HFI up 3%
sequentially and up 3% year-over-year
–
Year-over-year growth primarily
driven by C&I and commercial
construction, partially offset by
lower commercial mortgage
–
End of period commercial line
utilization 33%
•
Average consumer loans HFI increased
1% sequentially and declined 1%
year-
over-year
•
Average transaction deposits up $2.3B
sequentially with increases in  demand
deposit and money market balances
–
Consumer average transaction
deposits up 1% sequentially and up
5% year-over-year
–
Commercial average transaction
deposits up 4% sequentially and up
12% year-over-year
•
Average core deposit to loan ratio of
109%
Average core deposit balances ($B)
Average securities and short-term
investments ($B)
•
Average securities up $5.6B from 2Q14
driven by LCR requirements
•
Securities portfolio / total assets of
20.1% in 2Q15, up from 17.6% a year
ago
•
Average other short-term investments
increased $1.0B year-over-year
reflecting higher cash balances at the
Federal Reserve
Note: Numbers may not sum due to rounding.

Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
•
Net interest income up $40MM from 1Q15
–
Increase driven by earning asset growth, lower deposit costs, and the $7MM positive impact from higher day count
–
NIM increased 4 bps sequentially driven by a 6 bp
benefit due to deployment of cash balances into
investment securities, 3 bps due to better funding rates including the continued rationalization of deposit rates, partially offset by 4 bps of loan yield compression and a 1 basis point decrease primarily due to day count
•
Year-over-year NII decreased $13MM and NIM decreased 25 bps
–
NII decrease driven by changes to deposit advance product, higher interest expense due to increased long-term debt balances, and continued loan repricing, partially offset by the impact of higher investment securities balances
–
NIM decrease primarily driven by the impact of the changes to the deposit advance product and loan repricing
Yield Analysis
2Q14
1Q15
2Q15
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans
3.27%
3.16%
3.14%
(2)
(13)
Commercial mortgage loans
3.39%
3.27%
3.22%
(5)
(17)
Commercial construction loans
3.54%
3.23%
3.17%
(6)
(37)
Commercial leases
3.04%
2.90%
2.83%
(7)
(21)
Residential mortgage loans
3.93%
3.83%
3.69%
(14)
(24)
Home equity
3.71%
3.66%
3.66%
-
(5)
Automobile loans
2.77%
2.68%
2.65%
(3)
(12)
Credit card
10.06%
10.22%
10.33%
11
27
Other consumer loans and leases
35.63%
10.79%
8.49%
(230)
(2,714)
Total loans and leases
3.65%
3.46%
3.41%
(5)
(24)
Taxable securities
3.34%
3.30%
3.20%
(10)
(14)
Tax exempt securities
4.69%
5.24%
4.82%
(42)
13
Other short-term investments
0.28%
0.25%
0.25%
-
(3)
Total interest-earning assets
3.53%
3.28%
3.28%
-
(25)
Total interest-bearing liabilities
0.54%
0.60%
0.56%
(4)
2
Net interest spread
2.99%
2.68%
2.72%
4
(27)
$905
$908
$888
$852
$892
3.15%
3.10%
2.96%
2.86%
2.90%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
2Q14
3Q14
4Q14
1Q15
2Q15
Net Interest Income ($MM)
NIM

Δ	Δ
Service charges on deposits					
Corporate banking revenue					
Mortgage banking net revenue					
Investment advisory revenue					
Card and processing					
Other noninterest					
Securities					
Total					

Gain on

®

Fifth Third Bank | All Rights Reserved
2Q14
1Q15
2Q15
Seq.
YOY
($ in millions)
$139
$135
$139
3%
-
107
63
113
79%
6%
78
86
117
36%
50%
102
108
105
(3%)
3%
revenue
76
71
77
8%
1%
income
226
163
1
(99%)
(100%)
gains, net
8
4
4
-
(50%)
noninterest income
$736
$630
$556
(12%)
(24%)
Gain on sale of Vantiv shares
(125)
-
-
Vantiv warrant valuation
(63)
(70)
(14)
Other Vantiv-related
items
12
-
-
Valuation of Visa total return swap
16
17
2
sale of
TDRs
-
(37)
-
Impairment from
aircraft leases
-
30
-
Branch / Land valuation adjustments
17
-
97
Securities (gains) / losses
(8)
(4)
(4)
Adjusted noninterest income
$585
$566
$637
13%
9%
Noninterest income
Compared with 1Q15
•
Corporate banking revenue results were primarily due to
improvement in institutional sales revenue and higher
syndication fees; sequential quarter comps impacted by
the $30 million impairment associated with aircraft
leases in 1Q15
•
Mortgage banking revenue results reflect seasonally
strong originations and a higher mortgage servicing
revenues in 2Q15
Compared with 2Q14
•
Increase in mortgage banking revenue reflected higher
mortgage servicing revenue in 2Q15
•
Corporate banking revenue results driven by higher
institutional sales revenue and business lending fees,
partially offset by lower syndication fees
Components of noninterest income
5 quarter trend ($MM)
$566
$585
$573
$612
$637
$-
$200
$400
$600
$800
2Q14
3Q14
4Q14
1Q15
2Q15
Adjusted noninterest income
Mortgage banking net revenue
Reported noninterest income

Fifth Third Bank | All Rights Reserved
Noninterest expense
Compared with 1Q15
•
Expenses were up 3% sequentially, primarily due to higher
incentive-based compensation expenses, which includes
the seasonal pickup in long-term incentives, partially offset by a decrease in FICA and unemployment tax expense
recorded in employee benefits
•
The sequential comparison also reflected the first quarter
benefit from a settlement of a tax liability related to prior years recorded in other noninterest expense.
Compared with 2Q14
•
Expenses were down 1% year-over-year due to a decrease
in litigation reserve charges, partially offset by an increase in compensation expenses
2Q14
1Q15
2Q15
Seq.
YOY
($ in millions)
Salaries, wages and incentives
$368
$369
$383
4%
4%
Employee benefits
79
99
78
(21%)
(1%)
Net occupancy expense
79
79
83
5%
5%
Technology and
communications
52
55
54
(2%)
4%
Equipment expense
30
31
31
-
3%
Card and processing expense
37
36
38
6%
3%
Other noninterest expense
309
254
280
10%
(9%)
Noninterest expense
$954
$923
$947
3%
(1%)
Litigation reserve charges
(61)
Adjusted noninterest expense
$893
$923
$947
3%
6%
Components of noninterest expense
$-
$200
$400
$600
$800
$1,000
2Q14
3Q14
4Q14
1Q15
2Q15
Adjusted noninterest expense
Reported noninterest expense
5 quarter trend ($MM)
Note: Provision for unfunded commitments was an expense of $2M in 2Q15, a benefit of $4M in 1Q15, an expense of $1M in 4Q14, a benefit of $8M in 3Q14, and a benefit of $11M in
2Q14.
$893
$888
$912
$923
$947

Fifth Third Bank | All Rights Reserved
48
55
55
39
45
53
60
49
52
41
87
$0
$25
$50
$75
$100
$125
$150
$175
$200
2Q14
3Q14
4Q14
1Q15
2Q15
Commercial
Consumer
Related to TDR Transfer to HFS
Credit quality overview
Net charge-offs ($MM)
$86
$115
NCO ratio
0.45%
0.50%
0.83%
0.41%
0.37%
$101
HFI Nonperforming assets ($MM)
512
487
461
421
376
320
309
283
270
250
$0
$200
$400
$600
$800
$1,000
2Q14
3Q14
4Q14
1Q15
2Q15
Commercial
Consumer
$691
$626
$832
$744
$796
NPAs down 9% sequentially and 25% from 2Q14;
lowest level since 2007
$1,458
$1,414
$1,322
$1,300
$1,293
1.61%
1.56%
1.47%
1.42%
1.39%
$0
$500
$1,000
$1,500
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2Q14
3Q14
4Q14
1Q15
2Q15
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases
Reserve Coverage
$94
$87
$87
$78
$70
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
2Q14
3Q14
4Q14
1Q15
2Q15
Accruing 90+ Days Past Due ($MM)
2Q15 provision expense of $79MM,
reserve coverage levels remain solid
90 + delinquencies declined 26% from 2Q14
NPA ratio   0.92%             0.88%            0.82%             0.76%             0.67%
Net charge-offs down 5% sequentially and 15% year-over-year
$191
$91

Fifth Third Bank | All Rights Reserved
Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Represents Basel III common equity tier 1 ratio under the final capital rule, subject to phase-in periods. Fifth Third made a one-time permanent election to not include AOCI in common equity tier
1 capital in the March 31, 2015 regulatory filings.
Tier
1
Common
Ratio
1
Avg. Diluted Shares Outstanding (MM)
EOP share impact
(MM)
Average share impact
(MM)
1Q15
2Q15
1Q15
2Q15
3Q15
$225MM ASR
-
-
0.3
-
-
$180MM ASR
0.8
-
2.7
0.1
-
$180MM ASR
8.5
1.1
6.0
3.4
0.3
$155MM ASR
-
6.7
-
4.5
3.2
9.3
7.8
9.0
8.0
3.5
Capital Actions
Impact of Share Repurchases
Common Equity
Tier 1 Ratio
2015 CCAR plan included potential repurchase of
common shares in an amount up to $765MM
—
Also included the ability to repurchase shares in the
amount of any after-tax gains from the sale of Vantiv
Inc. stock
Announced $155MM share repurchase transaction in
2Q15; expected to be completed on or before July 28,
2015
0%
2%
4%
6%
8%
2Q14
3Q14
4Q14
1Q15
2Q15
10%
9.6%
9.6%
9.7%
9.5%
9.4%
848
838
828
819
813
625
675
725
775
825
875
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
2Q14
3Q14
4Q14
1Q15
2Q15
Common Shares O/S
TBV per share
$17.00
$13.86
$13.95
$14.40
$14.85
$14.62
2
(Basel III)
(Basel I)
and Tangible Book Value per share
1

10 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
58.2%
62.1%
59.6%
62.3%
59.8%
59.5%
60.9%
64.9%
61.9%
2Q14
3Q14
4Q14
1Q15
2Q15
Efficiency Ratio
Adjusted Efficiency Ratio
$593
$594
$580
$493
$578
$0
$100
$200
$300
$400
$500
$600
$700
2Q14
3Q14
4Q14
1Q15
2Q15
Adjusted PPNR
Reported PPNR
Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP
measure;
see
Reg.
G
reconciliation
in
appendix.
2
Prior
quarters
include
similar
adjustments.
PPNR decreased 10% sequentially, reflecting
impact of $82MM in net detriment in 2Q15 and a
$61MM benefit in 1Q15 from significant items.
Excluding those items, adjusted PPNR increased
17% sequentially, reflecting higher NII in 2Q15
PPNR reconciliation
Efficiency ratio
65.4%
($ in millions)
2Q14
3Q14
4Q14
1Q15
2Q15
Income before income taxes (U.S. GAAP) (a)
$606
$464
$519
$485
$417
Add: Provision expense (U.S. GAAP) (b)
76
71
99
69
79
PPNR (a) + (b)
$682
$535
$618
$554
$496
Adjustments
to
remove
(benefit)
/
detriment
:
In noninterest income:
Gain from sales of Vantiv
shares
(125)
-
-
-
-
Vantiv warrant valuation
(63)
53
(56)
(70)
(14)
Reduction in equity method income from interest in Vantiv
12
-
-
-
-
Branch and land valuation adjusments
17
-
-
-
97
Gain from sales of troubled debt restructurings
-
-
-
(37)
-
Impairment associated with aircraft leases
-
-
-
30
-
Valuation of 2009 Visa total return swap
16
3
19
17
2
Securities (gains) / losses
(8)
(3)
(4)
(4)
(4)
In noninterest expense:
Severance expense
1
2
6
1
2
Litigation reserve charges
61
4
(3)
2
(1)
Adjusted PPNR
$593
$594
$580
$493
$578
2

Fifth Third Bank | All Rights Reserved
Mortgage banking results
•
$2.5B in originations; 53% purchase volume
•
2Q15 mortgage drivers:
–
Origination fees and gain on sale revenue down $1MM
–
Gain on sale margin down 39 bps sequentially
–
Retaining conforming ARMs and shorter-term fixed-rate production on balance sheet
–
MSR valuation adjustments of positive $57MM; servicing rights amortization of $39MM
–
$56MM in gross servicing fees
Mortgage
originations
($B)
and
gain
on
sale
margin
1
42
34
36
44
43
62
61
60
59
56
(32)
(33)
(32)
(34)
(39)
6
(1)
(2)
17
57
2Q14
3Q14
4Q14
1Q15
2Q15
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain
on
sale
margin
represents
gains
on
all
loans
originated
for
sale.
$117
$61
$78
$61
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2Q14
3Q14
4Q14
1Q15
2Q15
Originations for sale
Originations HFI
Margin
1
$86

L-T debt 10%
Demand 25%
Equity 11%
Other liabilities 4%
S-T borrowings 3%
Non-Core Deposits 2%
Foreign Office 1%
Consumer time 3%
Savings/ MMDA 23%
Interest checking 19%

®

Fifth Third Bank | All Rights Reserved
$350
$2,450
$650
$600
$850
$850
2015
2016
2017
2018
2019
2020
2021 On
Available and contingent borrowing capacity
(2Q15):
–
FHLB ~$10.1B available, ~$14.7B total
–
Federal Reserve ~$26.5B
Holding Company cash at 6/30/15: $2.4B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for ~18
months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank
unsecured
debt
maturities
($MM
–
excl.
Brokered
CDs)
Heavily core funded
Strong liquidity profile
S-T
wholesale
5%
$1,250
$500
$500
$500
$2,312
2015
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

Fifth Third Bank | All Rights Reserved
Interest Rate Risk Management
1.
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
Well-positioned for rising rates
•
NII benefits from asset re-pricings in a rising rate environment
–
64% of total loans are floating rate (81% of commercial and 36% of consumer)
–
Investment portfolio duration of approximately 4.9 years
–
Short-term
wholesale
funding
represents
approximately
3.5%
-
4.0%
of
total
funding
–
Approximately $12BN in non-core funding matures beyond one year
•
Interest rate sensitivities are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5BN (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates
+200 bps Shock
Change in Interest Rates
+100 bps Shock
+200 bps Ramp
1.63%
6.65%
(4.00%)
+25 bps Shock
+100 bps Ramp
0.89%
4.23%
-
-25 bps Shock
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200 bps Ramp
1.35%
6.09%
1.91%
+200 bps Ramp
(1.37%)
0.65%
4.63%
12.65%
+100 bps Ramp
0.75%
3.95%
1.03%
+100 bps Ramp
(0.61%)
1.23%
2.39%
7.23%
ESTIMATED NII SENSITIVITY PROFILE
ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit
12
Months
13 to 24
Months
12
Months
13 to 24 Months
(12.00%)
(1.84%)
(6.00%)
(0.33%)
-
0.22%
(4.63%)
13 to 24 Months
7.21%
4.52%
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES
ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES
Percent Change in NII (FTE)
Percent Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase

Fifth Third Bank | All Rights Reserved
NPL rollforward
NPL HFI Rollforward
Commercial
2Q14
3Q14
4Q14
1Q15
2Q15
464
396
385
367
325
Transfers to nonperforming
141
116
99
80
66
Transfers to performing
(67)
-
(1)
(1)
(3)
Transfers from held for sale
-
-
-
-
-
Transfers to held for sale
(1)
(3)
-
-
-
Loans sold from portfolio
(24)
(12)
(5)
(5)
(3)
Loan paydowns/payoffs
(54)
(39)
(45)
(62)
(44)
Transfers to other real estate owned
(18)
(9)
(7)
(9)
(10)
Charge-offs
(46)
(66)
(62)
(45)
(49)
Draws/other extensions of credit
1
2
3
-
5
396
385
367
325
287
Consumer
2Q14
3Q14
4Q14
1Q15
2Q15
269
244
235
212
201
Transfers to nonperforming
85
90
86
54
55
Transfers to performing
(44)
(40)
(33)
(23)
(26)
Transfers from held for sale
-
-
(24)
-
-
Transfers to held for sale
-
-
-
5
-
Loans sold from portfolio
-
-
-
-
-
Loan paydowns/payoffs
(11)
(5)
(5)
(8)
(14)
Transfers to OREO/other repossessed property
(24)
(21)
(20)
(17)
(10)
Charge-offs
(30)
(33)
(27)
(22)
(18)
Draws/other extensions of credit
(1)
-
-
-
-
244
235
212
201
188
Total NPL
640
620
579
526
475
Total new nonaccrual loans -
HFI
226
206
185
134
121
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

Auto Manufacturing 1%
Construction 3%
Finance & Insurance 14%
Manufacturing 22%
Real Estate 3%
Retail Trade 5%
Auto Retailers 2%
Wholesale Trade 10%
Other 38%
Accommodation 2%

®

Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography
Credit trends
Loans by industry
Comments
MI
7%
OH
14%
IN
4%
IL
11%
KY
2%
TN
5%
NC
5%
Other /
National
45%
FL
7%
* Excludes loans held-for-sale.
•
Commercial & industrial loans represented 46% of total loans
•
C&I loans were up 2% sequentially and up 4% since 2Q14
•
SNC portfolio $25.1B; all material impacts from exam
included in Q2 results
•
Non-power producer Energy portfolio $1.7B, down slightly
from 1Q15
($ in millions)
2Q14
3Q14
4Q14
1Q15
2Q15
EOP Balance*
$41,299
$41,072
$40,765
$42,052
$42,800
Avg Loans*
$41,374
$41,477
$41,277
$41,426
$42,550
90+ days delinquent
-
-
-
$2
$2
as % of loans
NM
NM
NM
NM
NM
NPAs*
$265
$278
$246
$216
$193
as % of loans
0.64%
0.68%
0.60%
0.58%
0.45%
Net charge-offs
$31
$50
$44
$38
$34
as % of loans
0.30%
0.48%
0.43%
0.38%
0.32%
C&I

Accommodation
8%
Construction
6%
Finance & insurance
3%
Auto Manufacturing
<1%
Manufacturing
6%
Real Estate
45%
Retail Trade
3%
Auto Retailers
3%
Wholesale Trade
4%
Other
22%

Fifth Third Bank | All Rights Reserved
Commercial real estate
Loans by geography
Credit trends
Loans by industry
Comments
MI
15%
OH
26%
IN
5%
IL
10%
KY
2%
TN
2%
NC
6%
Other /
National
22%
FL
12%
•
Commercial mortgage loans represented 8% of total loans
—
Non-owner occupied 2Q15 NCO ratio of 0.9%
•
Commercial construction loans represented 3% of total loans
—
Portfolio focused on large professional developers
—
Top 3 categories:  Apartments, office and REIT
* Excludes loans held-for-sale.
($ in millions)
2Q14
3Q14
4Q14
1Q15
2Q15
EOP Balance*
$7,805
$7,564
$7,399
$7,209
$7,150
Avg Loans*
$7,885
$7,633
$7,480
$7,241
$7,148
NPAs*
$212
$186
$195
$186
$166
as % of loans
2.69%
2.43%
2.62%
2.56%
2.31%
Net charge-offs
$9
$5
$10
$1
$11
as % of loans
0.44%
0.24%
0.53%
0.05%
0.62%
Commercial mortgage
($ in millions)
2Q14
3Q14
4Q14
1Q15
2Q15
EOP Balance*
$1,424
$1,702
$2,069
$2,302
$2,709
Avg Loans*
$1,362
$1,563
$1,909
$2,197
$2,549
NPAs*
$31
$19
$16
$16
$14
as % of loans
2.17%
1.09%
0.75%
0.67%
0.51%
Net charge-offs
$8
-
-
-
-
as % of loans
2.26%
(0.11%)
(0.01%)
(0.06%)
0.00%
Commercial construction

Fifth Third Bank | All Rights Reserved
Residential mortgage
1
st
liens: 100%; weighted average LTV: 73.1%
Weighted average origination FICO: 757
Origination FICO distribution:  <660 5%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 62%; Other^ 5%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 38%; 70.1-80 36%; 80.1-90 7%;
90.1-95 5%; >95 14%
Vintage distribution: 2015: 14%, 2014: 17%, 2013: 18%; 2012 17%;
2011 10%; 2010 6%; 2009 3%; 2008 2%; 2007 2%; 2006 2%; 2005
4%; 2004 and prior 5%
15%
originated
through
3
rd
party;
performance
similar
to
direct
Loans by geography
Credit trends
Portfolio details
Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
•
Residential mortgage loans represented 14% of total loans and
6% of net charge-offs
•
Net charge-offs decreased by $1MM sequentially
—
MI, IL, and OH account for 24%, 18%, and 16% of
residential mortgage net charge-offs, respectively
MI
15%
OH
24%
IN
8%
IL
14%
KY
6%
TN
2%
NC
5%
Other /
National
15%
FL
11%
($ in millions)
2Q14
3Q14
4Q14
1Q15
2Q15
EOP Balance*
$12,652
$12,941
$12,389
$12,569
$12,933
Avg Loans*
$12,611
$12,785
$13,046
$12,433
$12,831
90+ days delinquent
$60
$57
$56
$48
$43
as % of loans
0.47%
0.44%
0.44%
0.38%
0.33%
NPAs*
$172
$164
$126
$113
$101
as % of loans
1.36%
1.27%
1.01%
0.91%
0.78%
Net charge-offs
$8
$9
$94
$6
$5
as % of loans
0.24%
0.28%
2.87%
0.19%
0.16%
Residential mortgage

FL
3%
MI
22%
Other
17%
NC
1%
TN
2%
KY
6%
IL
13%
IN
10%
OH
26%

FL
9%
Other
1%
NC
5%
TN
2%
KY
8%
MI
20%
IL
14%
IN
9%
OH
32%

®

Fifth Third Bank | All Rights Reserved
Home equity loans represented 9% of total loans and 10% of net charge-offs
Approximately 12% of portfolio in broker product generated 29% total loss
38%
of
Fifth
Third
2
nd
liens
are
behind
Fifth
Third
1
st
liens
2005/2006 vintages represent approximately 23% of portfolio; account for 40% of losses
Home equity
1
st
liens:
35%;
2
nd
liens:
65%
Weighted average origination FICO: 753
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 55%; Other 7%
Average CLTV: 72%; Origination CLTV distribution: <=70 42%; 70.1-
80 24%; 80.1-90 18%; 90.1-95 5%; >95 11%
Vintage distribution: 2015: 3%; 2014: 8%, 2013: 6%; 2012 4%; 2011
2%; 2010 2%; 2009 3%; 2008 9%; 2007 9%; 2006 12%; 2005 11%; 2004
and prior 31%
% through broker channels: 12% WA FICO: 734 brokered, 756 direct;
WA CLTV: 88% brokered; 70% direct
Portfolio details
Comments
Brokered loans by geography
Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions)
2Q14
3Q14
4Q14
1Q15
2Q15
EOP Balance*
$1,131
$1,094
$1,062
$1,028
$987
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$7
$4
$3
$3
$3
as % of loans
2.35%
1.42%
1.05%
1.11%
1.06%
Home equity - brokered
($ in millions)
2Q14
3Q14
4Q14
1Q15
2Q15
EOP Balance*
$7,925
$7,893
$7,824
$7,686
$7,560
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$11
$10
$8
$11
$6
as % of loans
0.58%
0.51%
0.42%
0.59%
0.34%
Home equity - direct

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June
March
December
September
June
2015
2015
2014
2014
2014
Income before income taxes (U.S. GAAP)
417
485
519
464
606
Add:
Provision expense (U.S. GAAP)
79
69
99
71
76
Pre-provision net revenue
496
554
618
535
682
Net income available to common shareholders (U.S. GAAP)
292
346
362
328
416
Add:
Intangible amortization, net of tax
-
-
1
1
1
Tangible net income available to common shareholders
292
346
363
329
417
Tangible net income available to common shareholders (annualized) (a)
1,171
1,403
1,440
1,305
1,673
Average Bancorp shareholders' equity (U.S. GAAP)
15,841
15,820
15,644
15,486
15,157
Less:
Average preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,119)
Average goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Average intangible assets and other servicing rights
(15)
(15)
(17)
(16)
(17)
Average tangible common equity (b)
12,079
12,058
11,880
11,723
11,605
Total Bancorp shareholders' equity (U.S. GAAP)
15,605
15,864
15,626
15,404
15,469
Less:
Preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,331)
Goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(14)
(15)
(16)
(16)
(17)
Tangible common equity, including unrealized gains / losses (c)
11,844
12,102
11,863
11,641
11,705
Less: Accumulated other comprehensive income
(291)
(588)
(429)
(301)
(382)
Tangible common equity, excluding unrealized gains / losses (d)
11,553
11,514
11,434
11,340
11,323
Total assets (U.S. GAAP)
141,658
140,470
138,706
134,188
132,562
Less:
Goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(14)
(15)
(16)
(16)
(17)
Tangible assets, including unrealized gains / losses (e)
139,228
138,039
136,274
131,756
130,129
Less: Accumulated other comprehensive income / loss, before tax
(448)
(905)
(660)
(463)
(588)
Tangible assets, excluding unrealized gains / losses (f)
138,780
137,134
135,614
131,293
129,541
Common shares outstanding (g)
810
815
824
834
844
Ratios:
Return on average tangible common equity (a) / (b)
9.7%
11.7%
12.1%
11.1%
14.4%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
8.33%
8.40%
8.43%
8.64%
8.74%
Tangible common equity (including unrealized gains/losses) (c) / (e)
8.51%
8.77%
8.71%
8.84%
9.00%
Tangible book value per share (c) / (g)
$14.62
$14.85
$14.40
$13.95
$13.86
For the Three Months Ended

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June
March
December
September
June
2015
2015
2014
2014
2014
Total Bancorp shareholders' equity (U.S. GAAP)
N/A
N/A
15,626
15,404
15,469
Goodwill and certain other intangibles
N/A
N/A
(2,476)
(2,484)
(2,484)
Unrealized gains
N/A
N/A
(429)
(301)
(382)
Qualifying trust preferred securities
N/A
N/A
60
60
60
Other
N/A
N/A
(17)
(18)
(19)
Tier I capital
N/A
N/A
12,764
12,661
12,644
Less:
Preferred stock
N/A
N/A
(1,331)
(1,331)
(1,331)
Qualifying trust preferred securities
N/A
N/A
(60)
(60)
(60)
Qualifying noncontrolling interest in consolidated subsidiaries
N/A
N/A
(1)
(1)
(1)
Tier I common equity (a)
N/A
(2)
N/A
(2)
11,372
11,269
11,252
Risk-weighted assets (actual) (b)
(1)
123,134
121,310
117,878
116,917
117,117
Ratio:
Tier I common equity (a) / (b)
N/A
(2)
N/A
(2)
9.65%
9.64%
9.61%
Basel
III
Final
Rule
-
Transitional
to
fully
phased-in
CET 1 capital (transitional)
11,582
11,543
Less: Adjustments to CET 1 capital from transitional to fully phased-in
(3)
(12)
(13)
CET 1 capital (fully phased-in) (c)
11,570
11,530
Risk-weighted assets (transitional)
123,134
121,310
Add: Adjustments to risk-weighted assets from transitional to fully phased-in
(4)
1,280
1,182
Risk-weighted assets (fully phased-in) (d)
124,414
122,492
Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (c) / (d)
9.30%
9.41%
(1)
(2)
The Bancorp became subject to the Basel III Final Rule on January 1, 2015. This codified in the federal banking regulations the risk-based capital ratios the Bancorp is now subject to, as such these ratios are no longer considered Non-GAAP measures.
(3)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(4)
Primarily relates to higher risk-weighting for MSRs.
For the Three Months Ended
Basel I
Basel III Transitional
Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.